                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7,  2002
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                             THE QUIGLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

            Nevada                     01-21617           23-2577138
            ------                     --------           ----------
(State or other jurisdiction          (Commission         (IRS Employer
   of incorporation)                   File Number)       Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

                            Exhibit Index on Page 7.

Item 5.     Other Events.
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                Consummation of Consulting Agreement.
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                   On April 9, 2002,  The Quigley  Corporation  (the  "Company")
entered into a Consulting Agreement dated and effective as of March 7, 2002 (the
"Consulting  Agreement")  with  Forrester  Financial  LLC, a New Jersey  limited liability  company  ("Forrester"),providing  for Forrester to act as a financial consultant to the Company.  The Consulting  Agreement commenced on March 7, 2002 and has a term of 12 months,  but may be terminated by the Company,  in its sole discretion, at any time.

                   Forrester  is  required  by  the  terms  of  the   Consulting
Agreement to provide  regular and customary  consulting  advice as is reasonably requested by the Company.  Forrester's  duties may  include:  (i)  disseminating pre-approved  corporate information to the investment community;  (ii) rendering advice and  assistance  in  preparation  of reports  to  stockholders  and press releases;  (iii) assisting in the Company's  financial  public  relations;  (iv)
rendering  advice with regard to the internal  operations  of the  Company;  (v)
rendering  advice with respect to any acquisition  program of the Company;  (vi)
providing introductions to the investment community;  and (vii) rendering advice regarding  future public or private  offering of securities of the Company or of any subsidiary.

                   The Consulting  Agreement  provides for  confidentiality  and non-compete provisions which prevent Forrester from (i) disclosing  confidential information  which it learns about the Company as a result of its engagement and
(ii) directly or indirectly soliciting, raiding, enticing or inducing any person who at any time  during the term of the  Consulting  Agreement  is an  employee, independent  contractor,  agent, director or officer of the Company to become an employee  of  Forrester,  without the written  consent of the  President  of the
Company.

                   As  compensation  for services to be rendered by Forrester to the Company, the Company granted to Forrester,  or its designees,  warrants (the
"Warrants")  to purchase up to 1,000,000  shares of the Company's  common stock,
$.0005 par value per share (the "Common  Stock").  The Warrants are  exercisable until the earlier to occur of (i) March 6, 2003, or  (ii) the termination of the
Consulting Agreement,  at varying exercise prices as follows: (i) 500,000 shares of Common Stock at an exercise price per share of $6.50;  (ii) 250,000 shares of
Common Stock at an exercise price per share of $8.50; and (iii) 250,000 shares of
Common  Stock at a per share  exercise  price of $11.50.  No single  exercise of
Warrants  may be for less than 50,000  shares of Common  Stock.  The Company has also agreed to prepare and file with the Securities and Exchange  Commission,  a registration  statement on Form S-3 or comparable form, so as to permit a public offering  and  sale of the  Common  Stock  issuable  upon  the  exercise  of the
Warrants.  The exercise  price and the number of shares of Common Stock issuable upon the  exercise  of the  Warrants  shall also be adjusted in case the Company effects a stock  split,  stock  dividend or similar  capital  adjustment  to the outstanding shares of Common Stock, in the future.

            Item 7.     Financial Statements, Pro Forma Financial
                        Information and Exhibits.
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            (c)         Exhibits.
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            99.1        Consulting  Agreement  dated as of March 7,  2002 by and
                        between The Quigley  Corporation and Forrester Financial
                        LLC.

            99.2        Warrant  Agreement  dated  as of  March  7,  2002 by and
                        between The Quigley  Corporation and Forrester Financial
                        LLC.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2002                         THE QUIGLEY CORPORATION

                                              By: /s/ George J. Longo
                                                 ------------------------------
                                                 Name: George J. Longo
                                                 Title: Vice President and
                                                 Chief Financial Officer